UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

Jackson Financial Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40274	98-0486152
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Corporate Way, Lansing, Michigan	48951
(Address of principal executive offices)	(Zip Code)

(517) 381-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, Par Value $0.01 Per Share	JXN	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a share of Fixed-Rate Reset Noncumulative Perpetual Preferred Stock, Series A	JXN PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CHIEF FINANCIAL OFFICER

On May 23, 2024, the Board of Directors of Jackson Financial Inc. (the “Company”) appointed Don W. Cummings as the Company’s new Executive Vice President and Chief Financial Officer (“CFO”) beginning June 3, 2024. Mr. Cummings will succeed Marcia Wadsten, who will continue as CFO through June 2, 2024. Mr. Cummings currently serves as the Company’s Senior Vice President, Controller and Chief Accounting Officer, which positions he has held since joining the Company in December 2020. Prior thereto, Mr. Cummings served as interim Chief Financial Officer at Fortitude Reinsurance Company Ltd. since 2019 and previously held various finance roles at American International Group, Inc., including Global Corporate Controller. Mr. Cummings, age 60, is a Certified Public Accountant.

As Executive Vice President and Chief Financial Officer, Mr. Cummings will receive a compensation package including $640,000 base salary, an increased target bonus from 150% to 175% of base salary and an increased target annual long-term equity incentive award from $700,000 to $1,900,000. Mr. Cummings also will receive other compensation pursuant to certain plans provided by the Company, including health and welfare, retirement, and benefits typically available to our executives.

CONTROLLER

On May 23, 2024, the Board of Directors of the Company appointed Craig Anderson, age 57, as the Company’s new Senior Vice President and Controller beginning June 3, 2024. Mr. Anderson will succeed Don Cummings, who will continue as Controller through June 2, 2024. Mr. Anderson currently serves as the Vice President, Controller of Jackson National Life Insurance Company (“Jackson”), a wholly-owned indirect subsidiary of the Company, which position he has held since joining the Company in September 2021. Prior to joining the Company in 2021, Mr. Anderson served in similar roles at American International Group Inc.’s (AIG) Life and Retirement business (now, Corebridge Financial) and at Global Atlantic Financial Group. He began his career more than 30 years ago as an auditor at Ernst & Young, primarily serving insurance company clients.

As Senior Vice President and Controller, Mr. Anderson will receive a compensation package including $365,000 base salary, an increased target bonus from 100% to 115% of base salary and an increased target annual long-term equity incentive award from $250,000 to $420,000. Mr. Anderson also will receive other compensation pursuant to certain plans provided by the Company, including health and welfare, retirement, and benefits typically available to our executives.

WADSTEN LETTER AGREEMENT

On May 28, 2024, Jackson National Life Insurance Company entered into a letter agreement with Marcia Wadsten regarding her transition from Executive Vice President and Chief Financial Officer of the Company to, and continued employment by Jackson as, a Senior Advisor. As previously reported, Ms. Wadsten communicated her intention to the Company to retire as of June 3, 2024. Her transition to Senior Advisor will begin June 3, 2024. The letter agreement provides for a monthly salary of $66,667.00. The letter agreement provides that either party may terminate Ms. Wadsten’s employment at any time.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 23, 2024, the Company filed the Fourth Amended and Restated Certificate of Incorporation of Jackson Financial Inc. (the “Amended Certificate”), as reflected in Exhibit 3.3 to this Report, with the Delaware Secretary of State, which became effective upon filing. The Amended Certificate (1) updates the current exculpation provision in Article SEVENTH of the Third Amended and Restated Certificate of Incorporation (the “Certificate”) in accordance with the recent development in Delaware corporate law, and (2) implements certain other, non-substantive ministerial changes to the Certificate to provide such exculpation to the fullest extent permitted by the current provisions of Delaware corporate law.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 23, 2024. Set forth below are the final, certified voting results for each proposal presented at the Annual Meeting, as reported by American Election Services, LLC, the Company’s independent Inspector of Election.  The number of shares issued, outstanding and eligible to vote at the meeting as of the record date of March 25, 2024, was 76,621,374.

Of the 64,299,093 shares present in person or represented by proxy at the meeting:

The Company’s shareholders elected, with the respective votes set forth opposite their names, the following persons to the Company’s Board of Directors to hold office for a one-year term until the 2025 annual meeting of shareholders or until their successors are duly elected and qualified:

DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN
Lily Fu Claffee	58,159,009	368,568	28,005
Gregory T. Durant	58,125,423	400,450	29,709
Steven A. Kandarian	57,496,176	1,030,265	29,141
Derek G. Kirkland	58,418,669	83,737	53,176
Drew E. Lawton	58,097,643	427,728	30,211
Martin J. Lippert	58,149,286	375,683	30,613
Russell G. Noles	58,437,856	87,676	30,050
Laura L. Prieskorn	58,436,885	93,315	25,382
Esta E. Stecher	57,658,855	739,143	157,584

Broker Non-Vote: 5,743,511

The Company’s shareholders ratified the appointment of KPMG LLP as Jackson Financial Inc.’s independent auditor for the fiscal year ending December 31, 2024. Voting results on this proposal were as follows:

FOR	AGAINST	ABSTAIN
62,877,974	1,381,226	39,893

The Company’s shareholders, by voting for a non-binding advisory proposal, approved the executive compensation of the Company’s named executive officers. Voting results on this proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
57,289,214	1,189,233	77,135	5,743,511

The Company’s shareholders voted to approve and adopt the Fourth Amended and Restated Certificate of Incorporation to update the exculpation provision and make ministerial changes to the Certificate. Voting results on this proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
55,581,651	2,907,117	66,814	5,743,511

Item 8.01 Other Events.

We wish to clarify disclosure in Part II, Item 5, in the Company’s Form 10-K for the fiscal year ended December 31, 2023, where we state the “approximate number of shareholders of record at the close of business on [February 14, 2024] was 55,000 … .” At the close of business on February 14, 2024, the approximate number of shareholders of record was 1,819 and the approximate number of beneficial owners was 55,000.

SAFE HARBOR

The information in this report contains forward-looking statements about future events and circumstances and their effects upon revenues, expenses and business opportunities. Generally speaking, any statement in this report not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words, such as “could,” “should,” “can,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain,” “confident” and “commit” or similar expressions. In particular, statements regarding plans, strategies, prospects, targets and expectations regarding the business and industry are forward-looking statements. They reflect expectations, are not guarantees of performance and speak only as of the dates the statements are made. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed or implied. Factors that could cause actual results to differ materially from those in the forward-looking statements include those reflected in Part I, Item 1A. Risk Factors and Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2024, and elsewhere in the Company’s reports filed with the SEC. Except as required by law, Jackson Financial Inc. does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.3	Fourth Amended and Restated Certificate of Incorporation of Jackson Financial Inc., effective as of May 23, 2024.

104	Cover Page Interactive Data File (the coverage page XBRL tags are embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACKSON FINANCIAL INC.

	By:	/s/ Carrie L. Chelko
Carrie L. Chelko
Executive Vice President, General Counsel

Date: May 29, 2024